Exhibit 10.6
FORM OF
SOFTWARE CROSS LICENSE AGREEMENT
by and between
SolarWinds Corporation
and
N-able, Inc.
Dated as of [●], 2021
1

1

Section 9.15 No Waiver	12
Section 9.16 Specific Performance	13
Section 9.17 Bankruptcy	13

2

FORM OF
SOFTWARE CROSS LICENSE AGREEMENT
This SOFTWARE CROSS LICENSE AGREEMENT (this “Agreement”), dated as of [●], 2021 (the “Effective Date”), is entered into by and between SolarWinds Corporation (“Parent”), a Delaware corporation, and N-able, Inc. (“SpinCo”), a Delaware corporation. “Party” or “Parties” means Parent or SpinCo, individually or collectively, as the case may be.
W I T N E S S E T H:
WHEREAS, the Parties have entered into that certain Separation and Distribution Agreement, dated [●], 2021 (the “Separation Agreement”); and
WHEREAS, as of the Effective Date, the Parent Group owns certain software libraries and internal tools that are necessary or used in the SpinCo Business as of the Effective Date, and the SpinCo Group owns certain software libraries and internal tools that are necessary or used in the Parent Retained Businesses as of the Effective Date, and Parent wishes to grant to SpinCo, and SpinCo wishes to grant to Parent, a license to such software libraries and internal tools in accordance with the terms hereof.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Definitions.
(a)    Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement.
The following capitalized terms used in this Agreement shall have the meanings set forth below:
(1)    “Distribute” means to: (a) make and distribute copies of a Product containing an Integrated component of Licensed Software (in Executable Code form) to a Third Party; and (b) sublicense to such third party the right to use the Licensed Software (in Executable Code form) solely as Integrated into the Product, provided that prior to each such distribution SpinCo or Parent, as licensor, obtains from such Third Party a legally-binding, written or electronic license agreement that both (i) contains terms and conditions no less protective of Parent’s or SpinCo’s rights in the applicable Licensed Software than those that SpinCo or Parent applies to its own proprietary software; and (ii) is fully consistent with the terms and conditions of this Agreement. A Party may exercise this Distribution right through multiple tiers, provided that each sub-distributor is bound by a written agreement that meets the foregoing requirements and further requires the sub-distributor to impose the same license requirements upon any Third Party to which it distributes the Licensed Software (as Integrated into the Product in Executable Code form or, solely to the extent expressly authorized by Article 2 of this Agreement, on a stand-alone basis).
(2)    “End User” means an end-user in any location worldwide that acquires a SpinCo Product for its own internal use purposes and not for further resale, redistribution or other Third Party use.
(3)    “End User Rights” means, with respect to a specified software component of the Licensed Software, (i) the right to reproduce such software component, solely as necessary to install and make backups of such software component in accordance with the applicable end user license agreement; and

(ii) perform and display such software component, solely as necessary to use such software component in accordance with the applicable end user license agreement.
(4)    “Executable Code” means the fully-compiled version of a software program that can be executed by a computer and used by an end user without further compilation.
(5)    “Integrate” and “Integrating” mean, with respect to a specified software library of the Licensed Software, to embed such Licensed Software within a Product in a manner such that the Licensed Software operates in conjunction with the Product, and does not function in a standalone fashion.
(6)    “Intellectual Property” means any and all inventions (whether or not patentable), discoveries, materials, tools, software (both source and object code), works of authorship, know-how, technical information, trade secrets, work product, methods, processes, designs, schematics, and other forms of technology.
(7)    “Intellectual Property Rights” means all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask work rights; (b) trade secret rights; (c) patent and industrial property rights; (d) trademark and trade name rights and similar rights; (e) other proprietary rights in Intellectual Property of every kind and nature; and (f) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses (a) through (e) of this sentence.
(8)    “Licensed Software” shall mean the Parent Software or the SpinCo Software, as applicable.
(9)    “Parent Components” means the software libraries licensed by Parent to the SpinCo Group hereunder (in both Source Code and Executable Code form), as identified on Exhibit A, and any related documentation.
(10)    “Parent Internal-Use Tools” means the software tools licensed by Parent to the SpinCo Group hereunder (in both Source Code and Executable Code form), as identified on Exhibit A and any related documentation.
(11)    “Parent Products” means any software product owned or distributed by a member of the Parent Group under a brand of a Parent Group member.
(12)    “Parent Software” means the Parent Internal-Use Tools and Parent Components.
(13)    “Product” a Parent Product or a SpinCo Product, as applicable.
(14)    “Public Software” means any software that is licensed under terms providing that (a) a licensee of the software is authorized to modify or make derivative works of the Source Code for the software; and (b) the licensee is authorized to distribute derivative works of the software only if subsequent licensees are granted a license to modify or make further distributed works of the Source Code for licensee’s derivative works.
(15)    “Source Code” means the human-readable version of a software program that can be compiled into Executable Code.
(16)    “SpinCo Components” means the software libraries licensed by SpinCo to the Parent Group hereunder (in both Source Code and Executable Code form), as identified on Exhibit B, and any related documentation.

(17)    “SpinCo Internal-Use Tools” means the software tools licensed by SpinCo to the Parent Group hereunder (in both Source Code and Executable Code form), as identified on Exhibit B and any related documentation.
(18)    “SpinCo Products” means any software product owned or distributed by a member of the SpinCo Group under the brand of a SpinCo Group member.
(19)    “SpinCo Software” means the Parent Internal-Use Tools and Parent Components.
(20)    “Third Party” means any Person other than Parent, SpinCo, and their respective Affiliates.
ARTICLE II
GRANTS OF RIGHTS
Section 2.1    License to SpinCo of Parent Software.
(a)    Parent Internal-Use Tools. Subject to the terms and conditions of this Agreement, Parent, on behalf of the Parent Group, grants to the SpinCo Group a perpetual, irrevocable, nonexclusive, worldwide, non-transferable (except to the extent permitted in Section 9.5), royalty-free and fully-paid license, under all of the Parent Group’s Intellectual Property Rights in the Parent Internal-Use Tools, to (a) use and reproduce the Parent Internal-Use Tools, in whole or in part, in Source Code and Executable Code form internally for the purposes of performing the SpinCo Group’s internal build, localization, quality assurance and technical support processes and use of the Parent Internal-Use Tools as an internal service in conjunction with SpinCo Products; and (b) modify and create derivative works of the Parent Internal-Use Tools, in whole or in part, for the sole purpose of performing the SpinCo Group’s internal build, localization, quality assurance and technical support processes and use of the Parent Internal-Use Tools as an internal service in conjunction with SpinCo Products, including for verification and compliance purposes. The SpinCo Group shall have the right to sublicense the Parent Internal-Use Tools to subcontractors, consultants, cloud hosting providers and other Third Parties with which the SpinCo Group may work from time to time, solely for use for or on behalf of the SpinCo Group, provided that each such sublicense is under terms and conditions no less protective of the Parent Group and the Parent Internal-Use Tools than, and consistent with, the terms and conditions of this Agreement.
(b)    Parent Components. Subject to the terms and conditions of this Agreement, Parent, on behalf of the Parent Group, grants to the SpinCo Group a perpetual, irrevocable, nonexclusive, worldwide, non-transferable (except to the extent permitted in Section 9.5), royalty-free and fully-paid license, under all of the Parent Group’s Intellectual Property Rights in the Parent Components, to (a) use, modify and reproduce the Parent Components, in whole or in part, in Source Code form, for the sole purpose of Integrating the Parent Components into SpinCo Products; (b) create derivative works of the Parent Components, in whole or in part, in connection with Integrating them into SpinCo Products (in Executable Code form); (c) use, modify, reproduce, perform, and display the Parent Components, solely as Integrated (in Executable Code form only) into SpinCo Products, for the purpose of supporting and maintaining SpinCo Products; and (d) Distribute the Parent Components, solely as Integrated (in Executable Code form only) into SpinCo Products, through multiple tiers to End Users. The SpinCo Group shall have the right to sublicense the aforementioned license to: (i) End Users, provided that such sublicense is limited to the End User Rights; (ii) redistributors, provided that such sublicense is limited to the rights described in subsection (d) of the previous sentence; and (iii) subcontractors, consultants and other Third

Parties with which the SpinCo Group may work from time to time, provided that each such sublicense granted pursuant to this subpart (iii) is limited solely to performing work on the SpinCo Group’s behalf and only as permitted by, and in accordance with, the terms of this Section 2.1(b) and under terms and conditions no less protective of Parent and the Parent Components than the terms and conditions of this Agreement. The SpinCo Group shall use its reasonable efforts to remove all the Parent Group’s trademarks from Parent Components as Integrated into SpinCo Products to the extent visible to End-Users through the user interface, product marking or documentation of the SpinCo Products that have Parent Components, at the next major release in which such removal is practical; provided, however, that the foregoing does not apply to a Parent Group trademark contained therein, to the extent expressly licensed to a member of the SpinCo Group pursuant to an Ancillary Agreement.
Section 2.2    License to Parent of SpinCo Software.
(a)    SpinCo Internal-Use Tools. Subject to the terms and conditions of this Agreement, SpinCo, on behalf of the SpinCo Group, grants to the Parent Group a perpetual, irrevocable, nonexclusive, worldwide, non-transferable (except to the extent permitted in Section 9.5), royalty-free and fully-paid license, under all of the SpinCo Group’s Intellectual Property Rights in the SpinCo Internal-Use Tools, to (a) use and reproduce the SpinCo Internal-Use Tools, in whole or in part, in Source Code and Executable Code form internally for the purposes of performing the Parent Group’s internal build, localization, quality assurance and technical support processes and use of the SpinCo Internal-Use Tools as an internal service in conjunction with Parent Products; and (b) modify and create derivative works of the SpinCo Internal-Use Tools, in whole or in part, for the sole purpose of performing the Parent Group’s internal build, localization, quality assurance and technical support processes and use of the SpinCo Internal-Use Tools as an internal service in conjunction with Parent Products, including for verification and compliance purposes. The Parent Group shall have the right to sublicense the SpinCo Internal-Use Tools to subcontractors, consultants, cloud hosting providers and other Third Parties with which the Parent Group may work from time to time, solely for use for or on behalf of the Parent Group, provided that each such sublicense is under terms and conditions no less protective of the SpinCo Group and the SpinCo Internal-Use Tools than, and consistent with, the terms and conditions of this Agreement.
(b)    SpinCo Components. Subject to the terms and conditions of this Agreement, SpinCo, on behalf of the SpinCo Group, grants to the Parent Group a perpetual, irrevocable, nonexclusive, worldwide, non-transferable (except to the extent permitted in Section 9.5), royalty-free and fully-paid license, under all of the SpinCo Group’s Intellectual Property Rights in the SpinCo Components, to (a) use, modify and reproduce the SpinCo Components, in whole or in part, in Source Code form, for the sole purpose of Integrating the SpinCo Components into SpinCo Products; (b) create derivative works of the SpinCo Components, in whole or in part, in connection with Integrating them into Parent Products (in Executable Code form); (c) use, modify, reproduce, perform, and display the SpinCo Components, solely as Integrated (in Executable Code form only) into Parent Products, for the purpose of supporting and maintaining Parent Products; and (d) Distribute the SpinCo Components, solely as Integrated (in Executable Code form only) into Parent Products, through multiple tiers to End Users. The Parent Group shall have the right to sublicense the aforementioned license to: (i) End Users, provided that such sublicense is limited to the End User Rights; (ii) redistributors, provided that such sublicense is limited to the rights described in subsection (d) of the previous sentence; and (iii) subcontractors, consultants and other Third Parties with which the Parent Group may work from time to time, provided that each such sublicense granted pursuant to this subpart (iii) is limited solely to performing work on the SpinCo Group’s behalf and only as permitted by, and in accordance with, the terms of this Section 2.2(b) and under terms and conditions no less protective of the SpinCo Group and the SpinCo Components than the terms and conditions of this Agreement. The Parent Group shall use its reasonable efforts to remove the SpinCo Group’s trademarks from SpinCo Components as Integrated into Parent Products to the extent visible to End-Users through the user interface, product marking or documentation of the Parent Products that have SpinCo Components, at the next major release in which such removal is practical; provided, however, that the foregoing does not apply to a SpinCo Group trademark contained therein, to the extent expressly licensed to a member of the Parent Group pursuant to an Ancillary Agreement.
Section 2.3    Limitations. Notwithstanding anything to the contrary herein, the licenses hereunder are subject to any rights of or obligations owed to any Third Party under any agreement existing as of the Effective Date between a Party, as licensor, or its Affiliates and any such Third Party.
Section 2.4    Reservation of Rights. Each Party reserves its and its Affiliates’ rights in and to all Intellectual Property that is not expressly licensed hereunder. Without limiting the foregoing, this Agreement and the licenses and rights granted herein do not, and shall not be construed to, confer any rights upon either Party or its Affiliates by implication, estoppel, or otherwise as to any of the other Party’s or its Affiliates’ Intellectual Property, except as otherwise expressly set forth herein.
Section 2.5    Incidental Cross-License. Subject to the terms and conditions of this Agreement, each Party, on behalf of itself and its Affiliates, hereby grants to the other Party and its Affiliates a non-exclusive, worldwide, perpetual, irrevocable, royalty-free, fully-paid and nontransferable (except to the extent permitted in Section 9.5) license, under all Intellectual Property Rights in all software code owned by the granting Party and incorporated in a limited, insubstantial, or incidental manner into any product or service of the other Party (including any internal service or tool), to (a) use, reproduce, Distribute through multiple tiers, perform, display, modify, create derivative works of, and otherwise exploit in any manner the such Intellectual Property Rights and any modifications created by or for the receiving Party to any such Intellectual Property Rights; (b) sublicense all of the foregoing rights to the receiving Party’s and its Affiliates’ Third Party independent contractors for the purpose of exercising such rights for the receiving Party’s benefit; and (c) sublicense all of the foregoing rights, through multiple tiers, to distributors and end-users of any products or services incorporating such Intellectual Property Rights or such modifications. For the avoidance of doubt, the foregoing cross-license will not apply to, supplement, or alter in any way the Parties’ respective rights and obligations as to software code that is the subject of express definitions and provisions in this Agreement, the Separation Agreement, or any other written agreements between the Parties.
ARTICLE III
INTELLECTUAL PROPERTY OWNERSHIP
Section 3.1    Ownership.
(a)    As between the Parties, SpinCo acknowledges and agrees that (a) Parent owns the Parent Software, (b) neither SpinCo nor its Affiliates will acquire any rights in the Parent Software, except for the licenses and sublicenses granted pursuant to Section 2.1, and (c) SpinCo shall not, and shall cause its Affiliates and its sublicensees to not, represent that they have an ownership interest in any of the Parent Software.
(b)    As between the Parties, Parent acknowledges and agrees that (a) SpinCo owns the SpinCo Software, (b) neither Parent nor its Affiliates will acquire any rights in the SpinCo Software,

except for the licenses and sublicenses granted pursuant to Section 2.2, and (c) Parent shall not, and shall cause its Affiliates and its sublicensees to not, represent that they have an ownership interest in any of the SpinCo Software.
(c)    To the extent that a Party (the “Assigning Party”) or its Affiliates are assigned or otherwise obtain ownership of any right, title, or interest in or to any Intellectual Property in contravention of the foregoing Section 3.1(a) or Section 3.1(b), such Assigning Party hereby assigns, and shall cause its Affiliates and Sublicensees to assign, to the other Party all such right, title, and interest. Upon such other Party’s request, the Assigning Party shall, at its own cost and expense, take all reasonable actions, including executing all assignments and other documents, necessary to perfect or record such other Party’s right, title, and interest in and to such Intellectual Property.
(d)    As between the Parties, each Party shall own all derivative works of, and improvements and modifications made by or on behalf of such Party with respect to, the other Party’s Licensed Software.
ARTICLE IV
RESTRICTIONS and ADDITIONAL OBLIGATIONS OF THE PARTIES
Section 4.1    General Restrictions.
(a)    SpinCo acknowledges that the Parent Software and its structure, organization, and Source Code constitute valuable trade secrets of Parent. Accordingly, except to the extent expressly permitted under Article 2, SpinCo agrees to not, and shall cause its Affiliates and its sublicensees to not, do any of the following: (a) modify, adapt, alter, translate, or create derivative works of the Parent Software; (b) merge the Parent Software with other software; (c) distribute, sublicense, lease, rent, loan, or otherwise transfer the Parent Software to any Third Party; (d) reverse engineer, decompile, disassemble, or otherwise attempt to derive the Source Code of any Parent Software not originally supplied by Parent to SpinCo in Source Code form; (e) use (or permit the use of) the Parent Software in any service bureau or time-sharing arrangement, except to the extent that the SpinCo Product in which the Parent Software is Integrated is also being used in a service bureau or time-sharing arrangement or the Parent Software is provided by a cloud hosting provider as an internal service to SpinCo; or (f) otherwise use or copy the Parent Software. Except as expressly required or permitted in this Agreement (e.g., with respect to removal of Parent Group trademarks, if any), the SpinCo Group must reproduce, on all copies made by or for any of the SpinCo Group, and must not remove, alter or obscure in any way all proprietary rights notices (including copyright notices) of the Parent Group or its suppliers furnished by Parent on or within the copies of the Parent Software.
(b)    Parent acknowledges that the SpinCo Software and its structure, organization, and Source Code constitute valuable trade secrets of SpinCo. Accordingly, except to the extent expressly permitted under Article 2, Parent agrees to not, and shall cause its Affiliates and its sublicensees to not, do any of the following: (a) modify, adapt, alter, translate, or create derivative works of the SpinCo Software; (b) merge the SpinCo Software with other software; (c) distribute, sublicense, lease, rent, loan, or otherwise transfer the SpinCo Software to any Third Party; (d) reverse engineer, decompile, disassemble, or otherwise attempt to derive the Source Code of any SpinCo Software not originally supplied by SpinCo to Parent in Source Code form; (e) use (or permit the use of) the SpinCo Software in any service bureau or time-sharing arrangement, except to the extent that the Parent Product in which the SpinCo Software is Integrated is also being used in a service bureau or time-sharing arrangement or the Parent Software is provided by a cloud hosting provider as an internal service to Parent; or (f) otherwise use or copy the SpinCo Software. Except as expressly required or permitted in this Agreement (e.g., with respect to removal of the SpinCo Group trademarks, if any), the Parent Group must reproduce, on all copies made by or for any of the the Parent Group, and must not remove, alter or obscure in any way all proprietary rights notices (including copyright notices) of the SpinCo Group or its suppliers furnished by SpinCo on or within the copies of the SpinCo Software.
Section 4.2    Public Software.
(a)    Under no circumstances will SpinCo incorporate or use Public Software, in whole or in part (or subject any SpinCo Product to a Public Software license) in any manner that may subject the “Topology Library” Parent Component (or any derivative work thereof), in whole or in part, to any requirement or condition that the “Topology Library” Parent Component (or any derivative work thereof) or any part thereof, be (a) disclosed or distributed in Source Code form, (b) licensed for the purpose of making modifications or derivative works, or (c) redistributable at no charge. SpinCo shall cause its Affiliates to comply with this paragraph.
(b)    Under no circumstances will Parent incorporate or use Public Software, in whole or in part (or subject any Parent Product to a Public Software license) in any manner that may subject the “Threat Monitor” SpinCo Component (or any derivative work thereof), in whole or in part, or “Topology Library” Parent Component (or any derivative work thereof), in whole or in part, to any requirement or condition that any the “Threat Monitor” SpinCo Component (or any derivative work thereof), or any part thereof or “Topology Library” Parent Component (or any derivative work thereof), or any part thereof, be (a) disclosed or distributed in Source Code form, (b) licensed for the purpose of making modifications or derivative works, or (c) redistributable at no charge. Parent shall cause its Affiliates to comply with this paragraph.
Section 4.3    Delivery.
(a)    Promptly after the Effective Time, Parent will make the Parent Software (including, where licensed, Source Code) that are not already in SpinCo’s possession available to SpinCo by electronic or other means, in accordance with instructions to be delivered to SpinCo by Parent. The Parent Software not already in SpinCo’s possession shall be deemed accepted upon their being made available to SpinCo by Parent.
(b)    Promptly after the Effective Time, SpinCo will make the SpinCo Software (including, where licensed, Source Code) that are not already in Parent’s possession available to Parent by electronic or other means, in accordance with instructions to be delivered to Parent by SpinCo. The SpinCo Software not already in Parent’s possession shall be deemed accepted upon their being made available to Parent by SpinCo.
Section 4.4    No Support. This Agreement shall not obligate either Party to provide support to the other Party or to disclose to the other Party any Intellectual Property except as expressly set forth herein. Any agreed upon support would be provided under the Parties’ Transition Services Agreement.
Section 4.5    Export Control.
(a)    SpinCo will comply, and cause its Affiliates to comply, with all applicable export and import control laws and regulations in its use of the Parent Software, and, in particular, the SpinCo Group will not export or re-export the Parent Software without all required United States and foreign government licenses. Parent shall reasonably cooperate with any written requests from SpinCo to provide information solely in Parent’s possession to assist SpinCo in determining where any such licenses are required with respect to the Parent Software.
(b)    Parent will comply, and cause its Affiliates to comply, with all applicable export and import control laws and regulations in its use of the SpinCo Software, and, in particular, the Parent Group will not export or re-export the SpinCo Software without all required United States and foreign government licenses. SpinCo shall reasonably cooperate with any written requests from Parent to provide information solely in SpinCo’s possession to assist Parent in determining where any such licenses are required with respect to the SpinCo Software.
ARTICLE V
DISCLAIMERS; LIMITATIONS ON LIABILITY AND REMEDIES
Section 5.1    Disclaimer of Warranties. Except as expressly set forth herein, the Parties acknowledge and agree that the Licensor Software is provided as-is, that each Party, as licensee, assume all risks and Liability arising from or relating to its use of and reliance upon the Licensor Software and that each Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE LICENSED SOFTWARE, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED REPRESENTATION OR WARRANTY IN REGARD TO TITLE, QUALITY, PERFORMANCE, NONINFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
Section 5.2    Compliance with Laws and Regulations. Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED OBLIGATION OR WARRANTY OF THE LICENSED SOFTWARE THAT COULD BE CONSTRUED TO REQUIRE A PARTY AS LICENSOR TO PROVIDE LICENSED SOFTWARE HEREUNDER IN SUCH A MANNER TO ALLOW A LICENSEE TO ITSELF COMPLY WITH ANY LAW APPLICABLE TO THE ACTIONS OR FUNCTIONS OF SUCH LICENSEE.
ARTICLE VI
LIABILITY AND INDEMNIFICATION
Section 6.1    Procedures. The provisions of Article VII of the Separation Agreement shall govern any and all Liabilities or indemnification (including any Indemnifiable Losses) under or in connection with this Agreement, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise under or in connection with this Agreement.
ARTICLE VII
CONFIDENTIALITY
Section 7.1    Disclosure and Use Restrictions.
(a)    Confidential Information. Each Party (the “Disclosing Party”) may from time to time during the term of this Agreement disclose to the other Party (the “Receiving Party”) certain information regarding the Disclosing Party’s business, including technical, marketing, financial, employee, planning, and other confidential or proprietary information (“Confidential Information”). The Disclosing Party will mark all Confidential Information in tangible form as “confidential” or “proprietary” or with a similar legend. The Disclosing Party will identify all Confidential Information disclosed orally as confidential at the time of disclosure and provide a written summary of such Confidential Information to the Receiving Party within thirty (30) days after such oral disclosure. Regardless of whether so marked or identified, however, the Parent Software and any documentation pertaining thereto shall be deemed to be the Confidential Information of Parent, and any and all SpinCo Software and any documentation pertaining thereto shall be deemed to be the Confidential Information of SpinCo.
(b)    Protection of Confidential Information. The Receiving Party will not use any Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and will disclose the Confidential Information of the Disclosing Party only to the employees or contractors of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement and who are under a duty of confidentiality no less restrictive than the Receiving Party’s duty hereunder. The Receiving Party will protect the Disclosing Party’s Confidential Information from unauthorized use, access, or disclosure in the same manner as the Receiving Party protects its own confidential or proprietary information of a similar nature and with no less than reasonable care.
(c)    Exceptions. The Receiving Party’s obligations under Section 7.1(b) with respect to any Confidential Information of the Disclosing Party will terminate if and when the Receiving Party can document that such information: (a) was already lawfully known to the Receiving Party at the time of disclosure by the Disclosing Party, except with respect to Confidential Information of a Disclosing Party that was known to the Receiving Party prior to the Effective Time due to (i) the ownership of the specific Confidential Information by the Receiving Party prior to the Effective Time or (ii) the fact the employees of the Receiving Party were employees of the Disclosing Party prior to the Effective Time; (b) was disclosed to the Receiving Party by a third party who had the right to make such disclosure without any confidentiality restrictions; (c) is, or through no fault of the Receiving Party has become, generally available to the public; or (d) was independently developed by the Receiving Party without access to, or use of, the Disclosing Party’s Confidential Information. In addition, the Receiving Party will be allowed to disclose Confidential Information of the Disclosing Party to the extent that such disclosure is (i) approved in writing by the Disclosing Party, (ii) necessary for the Receiving Party to enforce its rights under this Agreement in connection with a legal proceeding; or (iii) required by law or by the order or a court of similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s request and expense, in any lawful action to contest or limit the scope of such required disclosure.
(d)    Source Code Treatment.
(1)    SpinCo will use, and cause its Affiliates to use, the same degree of care and employ the same procedural safeguards to protect the Source Code of the Licensed Software that the SpinCo Group uses to protect its own valuable Source Code, but in no event less than reasonable care. Without limiting the generality of the foregoing, the SpinCo Group will not (a) disclose the Source Code of the Licensed Software or any portion thereof except to its employees and contractors who have a need to receive such Source Code for a purpose authorized by this Agreement; (b) reproduce the Source Code in any form or medium except as reasonably necessary for purposes authorized by this Agreement; (c) store or otherwise use the Source Code except on a computer system that has a password logon procedure; or (d) use the Source Code for any purpose not specifically authorized in this Agreement. SpinCo will immediately notify Parent if SpinCo becomes aware of any unauthorized use or disclosure of the Source Code for the Licensed Software.
(2)    Parent will use, and cause its Affiliates to use, the same degree of care and employ the same procedural safeguards to protect the Source Code of the SpinCo Software that the Parent Group uses to protect its own valuable Source Code, but in no event less than reasonable care. Without limiting the generality of the foregoing, the Parent Group will not (a) disclose the Source Code of the SpinCo Software or any portion thereof except to its employees and contractors who have a need to receive such Source Code for a purpose authorized by this Agreement; (b) reproduce the Source Code in any form or medium except as reasonably necessary for purposes authorized by this Agreement; (c) store or otherwise use the Source Code except on a computer system that has a password logon procedure; or (d) use the Source Code for any purpose not specifically authorized in this Agreement. Parent will immediately notify SpinCo if Parent becomes aware of any unauthorized use or disclosure of the Source Code for the SpinCo Software.
(e)    Return of Confidential Information. The Receiving Party will either, at its option, return to the Disclosing Party or destroy all Confidential Information of the Disclosing Party in the Receiving Party’s possession or control and permanently erase all electronic copies of such Confidential Information promptly upon the termination of this Agreement; provided, however, that a Receiving Party may retain Confidential Information of the Disclosing Party to the extent necessary to provide support to the Receiving Party and its Affiliates’ licensees who are under license agreements in effect as of the time of termination, so long as such party returns (or destroys) and permanently erases the retained Confidential Information as soon as the need for it ends. The Receiving Party will certify in writing signed by an officer of the Receiving Party that it has fully complied with its obligations under this Section promptly following termination and, if Confidential Information is retained, again following cessation of the need for it.
(f)    Remedies. The Parties agree that irreparable damage may occur if the provisions of this Section 8.1 are not performed in accordance with their specific terms. Accordingly, it is hereby agreed that the Parties shall be entitled to seek an injunction or injunctions to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
Section 7.2    Survival. The confidentiality and nondisclosure obligations of this Article VIII shall survive the expiration or termination of this Agreement.
ARTICLE VIII
TERM
Section 8.1    Term. The term of this Agreement shall be perpetual.
Section 8.2    Limitation on Termination. This Agreement may not be terminated unless agreed to in writing by the Parties. If a Party commits a material breach of this Agreement, and such breach is not cured within thirty (30) days after written notice of such breach, then the aggrieved party may seek injunctive relief or other appropriate remedies; provided, however, that such Party shall not, under any circumstances (including bankruptcy or insolvency of the other Party), terminate such licenses. In the event of any breach of this Agreement, both Parties may continue to operate under the licenses herein, and an aggrieved party’s sole remedy shall be injunctive relief to restrain use outside the license scope, an order for specific performance of this Agreement, and monetary damages and awards as appropriate.
Section 8.3    Survival. Expiration and termination of this Agreement, in part or in its entirety, shall not terminate a Party’s obligation to pay amounts hereunder that have accrued prior to the effective date of such expiration or termination (as applicable). The following provisions of this Agreement, together with all other provisions of this Agreement that expressly specify that they survive, shall survive expiration and termination of this Agreement: Articles I, III, V, VI, VII, and IX and this Section 9.3.
ARTICLE IX
MISCELLANEOUS
Section 9.1    Entire Agreement; Construction. This Agreement, including the Exhibits and Schedules, and the Separation Agreement and other Ancillary Agreements shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event of any conflict between this Agreement and the Tax Matters Agreement, the terms and conditions of the Tax Matters Agreement shall govern.
Section 9.2    Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.
Section 9.3    Notices. All notices, requests, claims, demands and other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the Ancillary Agreements shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by e-mail with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.3):
To Parent:
SolarWinds Corporation
7171 Southwest Parkway
Building 400
Austin, Texas
Attn: General Counsel
Email:

To SpinCo:
N-able, Inc.
301 Edgewater Dr., Suite 306
Wakefield, Massachusetts 01880
Attn: General Counsel
Email:

Section 9.4    Amendments; Consents; Waivers. No amendment or other modification of this Agreement or any schedule hereto shall be effective unless in a writing signed and delivered by both Parties hereto. Any consent or waiver required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent or waiver and shall be effective only against such Party (and its Group).
Section 9.5    Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other Party (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable to (i) a Subsidiary of a Party, or (ii) a bona fide unaffiliated third party in connection with a Change of Control of a Party so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or otherwise; provided however that, unless otherwise agreed by the non-assigning Party or in connection with a Change of Control of a Party as described above, no assignment permitted by this Section 9.5 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement.
Section 9.6    Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.
Section 9.7    Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date, to the extent such Subsidiary remains a Subsidiary of the applicable Party.
Section 9.8    Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of Action or other right in excess of those existing without reference to this Agreement.
Section 9.9    Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
Section 9.10    Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.
Section 9.11    Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.
Section 9.12    Dispute Resolution. The provisions of Article IX of the Separation Agreement shall govern any Dispute under or in connection with this Agreement.
Section 9.13    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 9.14    Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “dollar” or “$” contained herein are to United States Dollars (unless otherwise specified). The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
Section 9.15    No Waiver. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
Section 9.16    Specific Performance. The Parties acknowledge that the obligations provided under this Agreement are unique and recognize and affirm that in the event of a breach of this Agreement by a Party, money damages may be inadequate and Parent and SpinCo may have no adequate remedy at law. Accordingly, each Party shall have the right, in addition to any other rights and remedies existing in its favor, to enforce their rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief.
Section 9.17    Bankruptcy. For the purposes of this Section 9.17, “Licensee” means the Party receiving the applicable license and “Licensor” means the Party granting the applicable license. The Parties acknowledge and agree that this Agreement is a contract under which each Licensor is a licensor of intellectual property as provided in Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”). Each Licensor acknowledges that if it, as a debtor in possession, or a trustee in bankruptcy in a case under the Bankruptcy Code (the “Bankruptcy Trustee”) rejects this Agreement, the Licensee may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

SolarWinds Corporation

By:
Name:
Title

N-able, Inc..

By:
Name:
Title